Exhibit 10.2

THIRD AMENDMENT TO
VOTING AGREEMENT

This Third Amendment to Voting Agreement (this “Amendment”) is effective as of December 18, 2017 by and between Perceptron, Inc., a Michigan corporation (the Company”) and Moab Partners, L.P. and Moab Capital Partners, LLC (collectively, the “Holders”). Capitalized terms not otherwise defined herein have the meanings set forth in the Agreement (as defined below).

RECITALS

WHEREAS, the Company and the Holders are parties to that certain Voting Agreement dated as of August 9, 2016, as amended by the First Amendment to Voting Agreement dated as of November 17, 2016 and the Second Amendment to Voting Agreement dated as of May 31, 2017(the “Agreement”);

WHEREAS, the parties wish to further amend the Agreement as set forth herein.

AGREEMENTS

NOW, THEREFORE, in consideration of the mutual promises contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:88

1.                  Section 4(b)(vii) of the Agreement shall be amended and restated to read as follows:

(vii)       upon the appointment of a new President and Chief Executive Officer, by June 30, 2018, the new President and Chief Executive Officer will be appointed to the Board to fill a vacancy left by the resignation of either Robert S. Oswald or Terryll R. Smith, who will resign at that time to facilitate such appointment.

2.                  If there is any inconsistency or ambiguity between this Amendment and the Agreement, this Amendment shall control in all respects.

3.                  Except as is specifically set forth in this Amendment, the remaining provisions of the Agreement are not otherwise modified or amended, and all such provisions of the Agreement shall remain in full force and effect.

4.                  This Amendment may be executed in as many counterparts as may be deemed necessary and convenient, and by the different parties hereto on separate counterparts, and each of which, when so executed, shall be deemed an original, and all such counterparts shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

Perceptron, Inc.

By: /s/ David L. Watza

Name: David L. Watza

Title: President and Chief Executive Officer

MOAB PARTNERS, L.P.

By: /s/ Michael Rothenberg

Name: Michael Rothenberg

Title: General Partner of Moab GP LLC, the

General Partner of Moab Partners, LP

MOAB CAPITAL PARTNERS, LLC

By: /s/ Michael Rothenberg

Name: Michael Rothenberg

Title: President

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